1933 Act File No. 33-3164
                                             1940 Act File No. 811-4577

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                                  -----

    Pre-Effective Amendment No.        .....................
                                -------                           -----

    Post-Effective Amendment No.  58    ....................        X
                                 -------                          -----

                                     and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
                                                                  -----

    Amendment No.   51   ...................................        X
                  -------                                         -----

                    FEDERATED INCOME SECURITIES TRUST
           (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                 (Name and Address of Agent for Service)
            (Notices should be sent to the Agent for Service)

  It is proposed that this filing will become effective:

  ____immediately upon filing pursuant to paragraph (b)
  ____on ____________ pursuant to paragraph (b)
  ____60 days after filing pursuant to paragraph (a)(i)
  ____on _____________ pursuant to paragraph (a)(i)
  ____75 days after filing pursuant to paragraph (a)(ii)
  x   on August 7, 2006 pursuant to paragraph (a)(ii) of Rule 485.

  If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   Copies To:
  Matthew G. Maloney, Esquire
  Dickstein Shapiro Morin & Oshinsky LLP
  2101 L Street, N.W.
  Washington, D.C.  20037





Federated Real Return Bond Fund

A Portfolio of Federated Income Securities Trust

PROSPECTUS

MAY 19, 2006

CLASS  A SHARES
CLASS  C SHARES

A mutual fund seeking to provide current income and real (after inflation) total returns by investing in inflation-indexed bonds, other fixed income securities and derivatives.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                    CONTENTS
                                    Risk/Return Summary
                                    What are the Fund's Fees and Expenses?
                                    What are the Fund's Investment Strategies?
                                    What are the Principal Securities in
                                    Which the Fund Invests?
                                    What are the Specific Risks of Investing in the Fund?
                                    What Do Shares Cost?
                                    How is the Fund Sold?
                                    Payments to Financial Intermediaries
                                    How to Purchase Shares
                                    How to Redeem and Exchange Shares
                                    Account and Share Information
                                    Who Manages the Fund?
                                    Legal Proceedings
                                    Financial Information
                                    Appendix A: Hypothetical Investment and
                                    Expense Information



NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Risk/Return Summary


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide current income and real total returns. The reference to "real" means a total return in excess of the rate of inflation as measured by year-to-year changes in the consumer price index. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund pursues its investment objective by investing primarily in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund may invest in derivative instruments, such as credit default swap agreements, to synthesize inflation-indexed bonds. In addition, the Fund may invest in high-yield, foreign, and non-U.S. dollar inflation-indexed fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:


Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Interest rate risks on inflation-indexed bonds can be more difficult to model than other types of bonds.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Sector Risks. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Risks Associated with Noninvestment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

 Risks of Investing in Derivatives. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to a number of other risks described in this prospectus and Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks. The Fund's use of derivatives may also increase the taxable distributions to shareholders.


Risk/Return Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.


What are the Fund's Fees and Expenses?


FEDERATED REAL RETURN BOND FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class C Shares of the Fund.

Shareholder Fees                                            Class A     Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a       4.50%       1.00%
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of
original purchase                                             None       1.00%
price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions)                           None       None
 (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if        None       None
applicable)
Exchange Fee                                                  None       None

Annual Fund Operating Expenses (Before Waivers and
Reimbursement) (1)
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee (2)                                           0.40%       0.40%
Distribution (12b-1) Fee                                     0.25% (3)   0.75%
Other Expenses (4)                                           0.82%       0.82%
Total Annual Fund Operating Expenses                         1.47%       1.97%

1 The percentages are based on anticipated expenses for the entire fiscal year ending March 31, 2007.

------------------------------------------------------------------------------
    However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so, the Adviser, Distributor and Administrator expect to waive/reimburse certain amounts. These are shown below along with the net expenses the Fund's Class A and Class C Shares expects to pay for the fiscal year ending March 31, 2007.

   Total Waivers and Reimbursement of Fund Expenses          0.77%       0.52%
   Total Actual Annual Fund Operating Expenses
      (after anticipated waivers and reimbursement)          0.70%       1.45%

2 The Adviser expects to voluntarily waive its management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Adviser (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending March 31, 2007.

3 Class A Shares may pay or accrue a distribution (12b-1) fee. However, Class A Shares has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending March 31, 2007.

4 Includes a shareholder services/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for record keeping services. Please see "Payments to Financial Intermediaries" herein. The Administrator expects to voluntarily waive a portion of its fee. The Administrator can terminate this voluntary waiver at any time. Additionally, the Adviser expects to voluntarily reimburse the Fund for other operating expenses incurred by the Fund. The Adviser can terminate this voluntary reimbursement at any time. Total Other Expenses paid by the Fund after the anticipated waiver and reimbursement are expected to be 0.70%.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and Class C Shares operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


Share Class                               1 Year            3 Years
Class A
Expenses assuming redemption               $545               $894
Expenses assuming no redemption            $545               $894
Class C
Expenses assuming redemption               $398               $712
Expenses assuming no redemption            $298               $712

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. In addition, the Fund may invest in high-yield, foreign, and non-U.S. dollar inflation-indexed fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.

The Fund may invest up to 15% of its total assets in non-investment grade debt securities. The maximum that the Fund may invest in unhedged, non-U.S. dollar securities is 15 % of the Fund's total assets. The maximum amount that may be invested in non-investment grade debt securities and unhedged, non-U.S. dollar securities is 25% of the Fund's total assets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

Inflation-index bonds can be considered a distinct fixed income asset class because they have different risk/reward characteristics than fixed income securities with interest rates that are a fixed percentage of principal or adjusted other than in referencing to the rate of inflation. Typically, inflation-index bonds may perform better than conventional bonds under inflationary conditions.

The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark, the Lehman U.S. TIPS index (LGBR TIPS). The LGBR TIPS represents an unmanaged market index made up of U.S. Treasury Inflation Protected Securities (TIPS). There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the LGBR TIPS.

The Adviser's investment process is primarily concerned with security selection among TIPS and other types of inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index calculated by that government. Corporate inflation-indexed fixed income securities offer opportunities for higher returns than TIPS because they have higher credit risk. Other types of inflation-indexed bonds include interest-indexed bonds and zero coupon inflation bonds. Interest indexed bonds index coupon payments with inflation but not the principal. Zero coupon inflation bonds compound at variable inflation rates and a constant real rate. The Adviser will seek to synthesize inflation-protection characteristics for corporate bonds by investing in derivative instruments such as credit default swap agreements (including credit default swaps), options and futures contracts.

While the Adviser expects that the Fund will invest predominately in inflation-indexed bonds, the Fund may also invest in fixed income securities other than inflation-indexed bonds.

Because the Fund refers to fixed income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.


Temporary Defensive Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


What are the Principal Securities in Which the Fund Invests?


Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

ASSET BACKED SECURITIES
Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.


Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal  trading market for its securities is in another  country;
      or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.


Foreign Government Securities
Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments (collectively, "Reference Instruments"). Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate, currency and credit risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, currency futures, and foreign currency forward contracts.



OPTIONS
Option contracts (also called "options") are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on indexes, securities, currencies, or other derivative contracts in which the Fund may invest.

SWAPS
Swap contracts (also known as "swaps") are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms.

Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.


Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


Credit Linked Notes
A credit linked note is a type of hybrid instrument in which a special purpose entity issues a structured note that is intended to replicate a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a "Reference Instrument"). Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument. However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.


Special Transactions
                             REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

TO BE ANNOUNCED SECURITIES (TBAS)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS
Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions create leverage risks.

SECURITIES LENDING
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

ASSET COVERAGE
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may also invest in TIPS securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.


What are the Specific Risks of Investing in the Fund?


Interest Rate Risks
   Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

   Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Credit Risks
   Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

   Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

   Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

   Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


Liquidity Risks
   Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

   Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

   OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Sector Risks
   A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.


Risks Associated with Noninvestment Grade Securities Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Currency Risks
   Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.


Risks of Foreign Investing
   Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

   Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

   Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.


Leverage Risks
   Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


Risks of Investing in Derivative Contracts
The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

                                                  Maximum Sales Charges
 Shares Offered                Minimum         Front-End         Contingent
                          Initial/Subsequent   Sales             Deferred
                              Investment       Charge(2)         Sales
                              Amounts(1)                         Charge(3)
 Class A                     $1,500/$100       4.50%              0.00%
 Class C                     $1,500/$100       1.00%              1.00%

------------------------------------------------------------------------------ 1
     The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Limits on Class C Shares" below.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3     See "Sales Charge When You Redeem."

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") Class C Shares bear a relatively low front-end sales charge and a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class C Shares. Thus, the fact that a relatively low front- end charge is imposed on purchases of Class C Shares does not always make them preferable to Class A Shares.


SALES CHARGE WHEN YOU PURCHASE
Class A Shares
Purchase Amount                            Sales Charge          Sales Charge
                                         as a Percentage       as a Percentage
                                            of Public               of NAV
                                          Offering Price
Less than $100,000                            4.50%                 4.71%
$100,000 but less than $250,000               3.75%                 3.90%
$250,000 but less than $500,000               2.50%                 2.56%
$500,000 but less than $1 million             2.00%                 2.04%
$1 million or greater1                        0.00%                 0.00%

------------------------------------------------------------------------------
1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.
Class C Shares
Purchase Amount                          Sales Charge              Sales Charge
                                       as a Percentage           as a Percentage
                                          of Public                   of NAV
                                        Offering Price
All Purchases                               1.00%                     1.01%

------------------------------------------------------------------------------

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.


Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases
o purchasing Class A Shares in greater quantities to reduce the applicable sales charge;


Concurrent and Accumulated Purchases
o combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or


Letter of Intent
o signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.


PURCHASE LIMITS ON CLASS C SHARES (UNTIL AUGUST 31, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, purchase orders for Class C Shares are generally limited to $1,000,000. If the amount of the purchase order would equal or exceed the limit, then the purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.


PURCHASE LIMITS ON CLASS C SHARES (EFFECTIVE SEPTEMBER 1, 2006)

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares.
 If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.


ELIMINATING THE SALES CHARGE
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

o    within 120 days of redeeming Shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o    with reinvested dividends or capital gains;

o as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

o as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only); or

o as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

o     pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.


SALES CHARGE WHEN YOU REDEEM
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

o     Shares that are not subject to a CDSC; and

o Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

Class A Shares
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

Class C Shares:
You will pay a 1% CDSC if you redeem Shares within 12 months of the purchase date.


If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

o following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

o purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o purchased through a financial intermediary that did not receive an advance commission on the purchase;

o    purchased with reinvested dividends or capital gains;

o redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

o purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

How is the Fund Sold?

The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).


Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:


Class A Shares
Purchase Amount                             Dealer Reallowance
                                            as a Percentage of
                                           Public Offering Price
Less than $100,000                                 4.00%
$100,000 but less than $250,000                    3.25%
$250,000 but less than $500,000                    2.25%
$500,000 but less than $1 million                  1.80%
$1 million or greater                              0.00%

Class C Shares
                                            Dealer Reallowance
                                            as a Percentage of
                                           Public Offering Price
All Purchase Amounts                               1.00%

ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:


Class A Shares
(for purchases over $1 million)
Purchase Amount                             Advance Commission
                                            as a Percentage of
                                           Public Offering Price
First $1 million - $5 million                      0.75%
Next $5 million - $20 million                      0.50%
Over $20 million                                   0.25%
Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.


Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares                              Advance Commission
                                            as a Percentage of
                                           Public Offering Price
All Purchase Amounts                               1.00%



RULE 12b-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets for Class A Shares and up to 0.75% of average net assets for Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


SERVICE FEES
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


ACCOUNT ADMINISTRATION FEES
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.


THROUGH A FINANCIAL INTERMEDIARY

o    Establish an account with the financial intermediary; and

o Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND

o Establish your account with the Fund by submitting a completed New Account Form; and

o    Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


By Wire Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

   The Federated Funds
   66 Brooks Drive
   Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.


RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

o through a financial intermediary if you purchased Shares through a financial intermediary; or

o     directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


By Mail
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:

   The Federated Funds
   66 Brooks Drive
   Braintree, MA 02184

All requests must include:

o     Fund Name and Share Class, account number and account registration;

o     amount to be redeemed or exchanged;

o     signatures of all shareholders exactly as registered; and

o if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

o your redemption will be sent to an address other than the address of record;

o your redemption will be sent to an address of record that was changed within the last 30 days;

o    a redemption is payable to someone other than the shareholder(s) of record;
     or

o if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

o an electronic transfer to your account at a financial institution that is an ACH member; or

o wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


Redemption in Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o    to allow your purchase to clear;

o    during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


REDEMPTIONS FROM RETIREMENT ACCOUNTS
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

o     ensure that the account registrations are identical;

o     meet any minimum initial investment requirements; and

o     receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares and Class C Shares subject to a sales charge while redeeming Shares using this program.


ADDITIONAL CONDITIONS

Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


Share Certificates
The Fund does not issue share certificates.


Account and Share Information


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

 The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten issuer exposures and percentage breakdowns of the portfolio by effective maturity range and type of security.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.


Who Manages the Fund?

The Board of Trustees (the "Board") governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGEMENT INFORMATION

Donald T. Ellenberger
Donald T. Ellenberger has been the Fund's Portfolio Manager since its inception. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


Financial Information

                              FINANCIAL HIGHLIGHTS
The Fund's fiscal year end is March 31, 2006. As this is the Fund's first fiscal year, financial information is not yet available.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund`s expenses, including investment advisory fees and other Fund costs, on the Fund`s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.


FEDERATED REAL RETURN BOND FUND: CLASS A
ANNUAL EXPENSE RATIO: 1.47%
MAXIMUM FRONT-END SALES CHARGE: 4.50%
         Hypothetical   Hypothetical  Investment                 Hypothetical
Year       Beginning     Performance     After     Hypothetical     Ending
          Investment      Earnings      Returns      Expenses     Investment

1         $10,000.00      $477.50     $10,027.50     $592.86       $9,887.12

2          $9,887.12      $494.36     $10,381.48     $147.91      $10,236.14

3         $10,236.14      $511.81     $10,747.95     $153.13      $10,597.48

4         $10,597.48      $529.87     $11,127.35     $158.53      $10,971.57

5         $10,971.57      $548.58     $11,520.15     $164.13      $11,358.87

6         $11,358.87      $567.94     $11,926.81     $169.92      $11,759.84

7         $11,759.84      $587.99     $12,347.83     $175.92      $12,174.96

8         $12,174.96      $608.75     $12,783.71     $182.13      $12,604.74

9         $12,604.74      $630.24     $13,234.98     $188.56      $13,049.69

10        $13,049.69      $652.48     $13,702.17     $195.22      $13,510.34

Cumulative                      $5,609.52                  $2,128.31

FEDERATED REAL RETURN BOND FUND: CLASS C
ANNUAL EXPENSE RATIO: 1.97%
MAXIMUM FRONT-END SALES CHARGE: 1.00%
         Hypothetical   Hypothetical  Investment                 Hypothetical
Year       Beginning     Performance     After     Hypothetical     Ending
          Investment      Earnings      Returns      Expenses     Investment

1         $10,000.00      $495.00     $10,395.00     $297.98      $10,199.97

2         $10,199.97      $510.00     $10,709.97     $203.98      $10,509.03

3         $10,509.03      $525.45     $11,034.48     $210.16      $10,827.45

4         $10,827.45      $541.37     $11,368.82     $216.53      $11,155.52

5         $11,155.52      $557.78     $11,713.30     $223.09      $11,493.53

6         $11,493.53      $574.68     $12,068.21     $229.85      $11,841.78

7         $11,841.78      $592.09     $12,433.87     $236.82      $12,200.59

8         $12,200.59      $610.03     $12,810.62     $243.99      $12,570.27

9         $12,570.27      $628.51     $13,198.78     $251.39      $12,951.15

10        $12,951.15      $647.56     $13,598.71     $259.00      $13,343.57

Cumulative                      $5,682.47                  $2,372.79

A Statement of Additional Information (SAI) dated May 19, 2006, includes additional information about the Fund and is incorporated by reference into this prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-06447

Cusip 000000000
000000-00 (5/06)





FEDERATED REAL RETURN BOND FUND

A Portfolio of Federated Income Securities Trust

PROSPECTUS

MAY 19, 2006

INSTITUTIONAL SHARES

A mutual fund seeking to provide current income and real (after inflation) total returns by investing in inflation-indexed bonds, other fixed income securities and derivatives.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





                                    CONTENTS
                                    Risk/Return Summary
                                    What are the Fund's Fees and Expenses?
                                    What are the Fund's Investment Strategies?
                                    What are the Principal Securities in
                                    Which the Fund Invests?
                                    What are the Specific Risks of Investing in the Fund?
                                    What Do Shares Cost?
                                    How is the Fund Sold?
                                    Payments to Financial Intermediaries
                                    How to Purchase Shares
                                    How to Redeem and Exchange Shares
                                    Account and Share Information
                                    Who Manages the Fund?
                                    Legal Proceedings
                                    Financial Information
                                    Appendix A: Hypothetical Investment and
                                    Expense Information



NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide current income and real total returns. The reference to "real" means a total return in excess of the rate of inflation as measured by year-to-year changes in the consumer price index. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund pursues its investment objective by investing primarily in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Fund may invest in derivative instruments, such as credit default swap agreements, to synthesize inflation-indexed bonds. In addition, the Fund may invest in high-yield, foreign, and non-U.S. dollar inflation-indexed fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:


Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Interest rate risks on inflation-indexed bonds can be more difficult to model than other types of bonds.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Sector Risks. A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Risks Associated with Noninvestment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

 Risks of Investing in Derivatives. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are also subject to a number of other risks described in this prospectus and Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks. The Fund's use of derivatives may also increase the taxable distributions to shareholders.


Risk/Return Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.


WHAT ARE THE FUND'S FEES AND EXPENSES?


FEDERATED REAL RETURN BOND FUND

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a              None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of            None
original purchase price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None
(and other Distributions) (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if              None
applicable)
Exchange Fee                                                        None

Annual Fund Operating Expenses (Before Waivers and Reimbursement) (1) Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
Management Fee (2)                                                  0.40%
Distribution (12b-1) Fee                                            None
Other Expenses (3)                                                  0.57%
Total Annual Fund Operating Expenses                                0.97%

1 The percentages are based on anticipated expenses for the entire fiscal year ending March 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so, the Adviser and Administrator expect to waive/reimburse certain amounts. These are shown below along with the net expenses the Fund's Institutional Shares expects to pay for the fiscal year ending March 31, 2007.

     Total  Waivers and Reimbursement of Fund Expenses                0.52%
     Total Actual Annual Fund Operating Expenses (after
     anticipated waivers and reimbursement)                           0.45%

2 The Adviser expects to voluntarily waive its management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the Adviser (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending March 31, 2007.

3 The Administrator expects to voluntarily waive a portion of its fee. The Administrator can terminate this voluntary waiver at any time. Additionally, the Adviser expects to reimburse the Fund for other operating expenses incurred by the Fund. The Adviser can terminate this reimbursement at any time. Total Other Expenses paid by the Fund after the anticipated waiver and reimbursement are expected to be 0.45%.






EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before the anticipated waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year                   $99
3 Years                 $309

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. In addition, the Fund may invest in high-yield, foreign, and non-U.S. dollar inflation-indexed fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.

The Fund may invest up to 15% of its total assets in non-investment grade debt securities. The maximum that the Fund may invest in unhedged, non-U.S. dollar securities is 15 % of the Fund's total assets. The maximum amount that may be invested in non-investment grade debt securities and unhedged, non-U.S. dollar securities is 25% of the Fund's total assets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

Inflation-index bonds can be considered a distinct fixed income asset class because they have different risk/reward characteristics than fixed income securities with interest rates that are a fixed percentage of principal or adjusted other than in referencing to the rate of inflation. Typically, inflation-index bonds may perform better than conventional bonds under inflationary conditions.

The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark, the Lehman U.S. TIPS index (LGBR TIPS). The LGBR TIPS represents an unmanaged market index made up of U.S. Treasury Inflation Protected Securities (TIPS). There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the LGBR TIPS.

The Adviser's investment process is primarily concerned with security selection among TIPS and other types of inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index calculated by that government. Corporate inflation-indexed fixed income securities offer opportunities for higher returns than TIPS because they have higher credit risk. Other types of inflation-indexed bonds include interest-indexed bonds and zero coupon inflation bonds. Interest indexed bonds index coupon payments with inflation but not the principal. Zero coupon inflation bonds compound at variable inflation rates and a constant real rate. The Adviser will seek to synthesize inflation-protection characteristics for corporate bonds by investing in derivative instruments such as swap agreements (including credit default swaps), options and futures contracts.

While the Adviser expects that the Fund will invest predominately in inflation-indexed bonds, the Fund may also invest in fixed income securities other than inflation-indexed bonds.

Because the Fund refers to fixed income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.


Temporary Defensive Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?


Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

ASSET BACKED SECURITIES
Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.


Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal  trading market for its securities is in another  country;
      or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments (collectively, "Reference Instruments"). Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate, currency and credit risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following specific types and/or combinations of derivative contracts:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, currency futures, and foreign currency forward contracts.




OPTIONS
Option contracts (also called "options") are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on indexes, securities, currencies, or other derivative contracts in which the Fund may invest.

SWAPS
Swap contracts (also known as "swaps") are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms.

Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.


Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


Credit Linked Notes
A credit linked note is a type of hybrid instrument in which a special purpose entity issues a structured note that is intended to replicate a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a "Reference Instrument"). Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument. However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.


Special Transactions
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.





REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

TO BE ANNOUNCED SECURITIES (TBAS)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

DOLLAR ROLLS
Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions create leverage risks.

SECURITIES LENDING
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

ASSET COVERAGE
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.






Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may also invest in TIPS securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?


Interest Rate Risks
   Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

   Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Credit Risks
   Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

   Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

   Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

   Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


Liquidity Risks
   Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

   Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

   OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Sector Risks
   A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.


Risks Associated with Noninvestment Grade Securities Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Currency Risks
   Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.


Risks of Foreign Investing
   Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

   Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

   Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.


Leverage Risks
   Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


Risks of Investing in Derivative Contracts
The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.


HOW IS THE FUND SOLD?

The Fund offers three Share classes: Class A Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.


SERVICE FEES
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


ACCOUNT ADMINISTRATION FEES
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a [Rule 12b-1 Plan and/or] Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

The required minimum initial investment for Fund Shares is $100,000. The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively.

An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through financial intermediaries may be subject to a smaller minimum investment amount. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.


THROUGH A FINANCIAL INTERMEDIARY

o    Establish an account with the financial intermediary; and

o Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND

o Establish your account with the Fund by submitting a completed New Account Form; and

o    Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


By Wire Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

   The Federated Funds
   66 Brooks Drive
   Braintree, MA 02184
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

o through a financial intermediary if you purchased Shares through a financial intermediary; or

o     directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


By Mail
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:

   The Federated Funds
   66 Brooks Drive
   Braintree, MA 02184
All requests must include:

o     Fund Name and Share Class, account number and account registration;

o     amount to be redeemed or exchanged;

o     signatures of all shareholders exactly as registered; and

o if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

o your redemption will be sent to an address other than the address of record;

o your redemption will be sent to an address of record that was changed within the last 30 days;

o    a redemption is payable to someone other than the shareholder(s) of record;
     or

o if exchanging (transferring) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

o an electronic transfer to your account at a financial institution that is an ACH member; or

     o wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


Redemption in Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o    to allow your purchase to clear;

o    during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:

o     ensure that the account registrations are identical;

o     meet any minimum initial investment requirements; and

o     receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.


ADDITIONAL CONDITIONS

Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


Share Certificates
The Fund does not issue share certificates.


ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

 The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten issuer exposures and percentage breakdowns of the portfolio by effective maturity range and type of security.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.


WHO MANAGES THE FUND?

The Board of Trustees (the "Board") governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGEMENT INFORMATION

Donald T. Ellenberger
Donald T. Ellenberger has been the Fund's Portfolio Manager since its inception. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Fund's Adviser in January 2005 and served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS
The Fund's fiscal year end is March 31, 2006. As this is the Fund's first fiscal year, financial information is not yet available.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following chart provides additional hypothetical information about the effect of the Fund`s expenses, including investment advisory fees and other Fund costs, on the Fund`s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.


FEDERATED REAL RETURN BOND FUND: INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 0.97%
MAXIMUM FRONT-END SALES CHARGE: 0.00%
         Hypothetical   Hypothetical   Investment                 Hypothetical
Year       Beginning     Performance      After     Hypothetical   Ending
          Investment       Earnings      Returns      Expenses    Investment

1         $10,000.00       $500.00     $10,500.00      $98.95     $10,403.00

2         $10,403.00       $520.15     $10,923.15     $102.94     $10,822.24

3         $10,822.24       $541.11     $11,363.35     $107.09     $11,258.38

4         $11,258.38       $562.92     $11,821.30     $111.41     $11,712.09

5         $11,712.09       $585.60     $12,297.69     $115.90     $12,184.09

6         $12,184.09       $609.20     $12,793.29     $120.57     $12,675.11

7         $12,675.11       $633.76     $13,308.87     $125.43     $13,185.92

8         $13,185.92       $659.30     $13,845.22     $130.48     $13,717.31

9         $13,717.31       $685.87     $14,403.18     $135.74     $14,270.12

10        $14,270.12       $713.51     $14,983.63     $141.21     $14,845.21

Cumulative                          $6,011.42                  $1,189.72

A Statement of Additional Information (SAI) dated May 19, 2006, includes additional information about the Fund and is incorporated by reference into this prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-06447

Cusip 000000000
000000-00 (5/06)





FEDERATED REAL RETURN BOND FUND
A Portfolio of Federated Income Securities Trust


STATEMENT OF ADDITIONAL INFORMATION

MAY 19, 2006

CLASS A SHARES
CLASS C SHARES
INSTITUTIONAL SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses for Federated Real Return Bond Fund
(Fund), dated May 19, 2006. Obtain the prospectuses without charge by calling 1-800-341-7400.







               [GRAPHIC OMITTED][GRAPHIC OMICONTENTS

                     How is the Fund Organized?.......................2
                     Securities in Which the Fund Invests.............2
                     What Do Shares Cost?.............................7
                     How is the Fund Sold?............................9
                     Exchanging Securities for Shares................10
                     Subaccounting Services..........................11
                     Redemption in Kind..............................11
                     Massachusetts Partnership Law...................11
                     Account and Share Information...................12
                     Tax Information.................................13
                     Who Manages and Provides Services to the
                     Fund?...........................................13
                     How Does the Fund Measure Performance?..........30
                     Who is Federated Investors, Inc.?...............32
                     Financial Information...........................33
                     Investment Ratings..............................33
                     Addresses.........................................
                     Appendix..........................................
                        [GRAPHIC OMITTED][GRAPHIC OMITTED]

HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of Federated Income Securities Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusettes on January 24, 1986. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (the "Board") has established three classes of shares of the Fund, known as Class A Shares, Class C Shares and Institutional Shares (Shares). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).


SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective:


SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


Corporate Debt Securities
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

ASSET BACKED SECURITIES
Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.


Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal  trading market for its securities is in another  country;
      or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate, currency and credit risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types and/or combinations of derivative contracts:


Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures, currency futures, and foreign currency forward contracts.


Options Contracts
Option contracts (also called "options") are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on indexes, securities, [currencies,] or other derivative contracts in which the Fund may invest (each, an "Underlying Instrument").

The Fund may buy and/or sell the following types of options:

Call Options
A call option gives the holder (buyer) the right to buy the Underlying Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

o Buy call options on an Underlying Instrument in anticipation of an increase in the value of the Underlying Instrument; and

o Write call options on an Underlying Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Underlying Instrument. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the Underlying Instrument over the exercise price plus the premium received.

Put Options
A put option gives the holder the right to sell the Underlying Instrument to the writer of the option. The Fund may use put options in the following ways:

o Buy put options on Underlying Instrument in anticipation of a decrease in the value of the Underlying Instrument; and

o Write put options on an Underlying Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Underlying Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Underlying Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions. Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Underlying Instrument).


Swaps
Swap contracts (also known as "swaps") are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Total Rate of Return Swaps
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or index.

Credit Default Swaps
A credit default swap ("CDS") is an agreement between two parties (the "Counterparties") whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to another party (the "Protection Seller"), provided that no designated event of default (an "Event of Default") occurs on a particular bond or with respect to the unsecured credit of an issuer, in general (the "Reference Instrument"). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Instrument in exchange for the Reference Instrument or another similar bond issued by the issuer of the Reference Instrument (the "Deliverable Bond"). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, the Fund will enter into a CDS to generate additional income (as Protection Seller). The Fund may also use CDS as a Protection Buyer to hedge risks. If the Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Instrument, even though the Reference Instrument may have little or no value. If the Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Instrument and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Instrument. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Instrument and the Counterparty to the CDS.

Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps And Floors
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


SPECIAL TRANSACTIONS
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBAs)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Dollar Rolls
Dollar rolls are transactions where the Fund sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions create leverage risks.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Credit Linked Notes
A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (the "Reference Instrument"). The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a "Restructuring Event") or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.


Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may also invest in TIPS securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.


Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.


INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.


Interest Rate Risks
 Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

 Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Credit Risks
 Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

 Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

 Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

 Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


Liquidity Risks
Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Sector Risks
A substantial part of the Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.


Risks Associated with Noninvestment Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Currency Risks
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.


Euro Risks
The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.


Risks of Foreign Investing
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.


Leverage Risks
Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.


Risks of Investing in Derivative Contracts
The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.


FUNDAMENTAL INVESTMENT OBJECTIVE
The Fund's investment objective is to provide current income and real total returns. The reference to "real" means a total return in excess of the rate of inflation as measured by year-to-year changes in the consumer price index.


INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.


Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, and municipal securities and bank instruments will not be deemed to constitute an industry.


Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.


Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.


Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.


Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items"and "bank instruments."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.



DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

o for other fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.


TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.


WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.


The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.




RULE 12b-1 PLAN (CLASS A SHARES AND CLASS C SHARES) As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While National Association of Securities Dealers (NASD) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.


Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments
The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.


Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.


Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.


EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


SUBACCOUNTING SERVICES

Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.


TAX INFORMATION


FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.


FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of May 19, 2006, the Fund's Board and Officers as a group owned approximately less than 1% of the Fund's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION


Name                        Principal Occupation(s) for Past      Aggregate   Total Compensation
Birth Date                  Five Years,                         Compensation    From Trust and
Address                     Other Directorships Held and          From Fund     Federated Fund
Positions Held with Trust   Previous Position(s)                                   Complex
Date Service Began

John F. Donahue*            Principal Occupations: Director or       $0               $0
                            Trustee of the Federated Fund
Birth Date: July 28, 1924   Complex; Chairman and Director,
TRUSTEE                     Federated Investors, Inc.
Began serving:January
1986                        Previous Positions: Chairman of
                            the Federated Fund Complex;
                            Trustee, Federated Investment
                            Management Company and Chairman
                            and Director, Federated Investment
                            Counseling.

J. Christopher Donahue*     Principal Occupations: Principal         $0               $0
Birth Date: April 11,       Executive Officer and President of
1949                        the Federated Fund Complex;
TRUSTEE AND PRESIDENT       Director or Trustee of some of the
Began serving: January      Funds in the Federated Fund
2000                        Complex; President, Chief
                            Executive Officer and Director,
                            Federated Investors, Inc.;
                            Chairman and Trustee, Federated
                            Investment Management Company;
                            Trustee, Federated Investment
                            Counseling; Chairman and Director,
                            Federated Global Investment
                            Management Corp.; Chairman,
                            Federated Equity Management
                            Company of Pennsylvania, Passport
                            Research, Ltd. (Investment
                            advisory subsidiary of Federated)
                            and Passport Research II, Ltd.
                            (Investment advisory subsidiary of
                            Federated); Trustee, Federated
                            Shareholder Services Company;
                            Director, Federated Services
                            Company.

                            Previous Positions: President,
                            Federated Investment Counseling;
                            President and Chief Executive
                            Officer, Federated Investment
                            Management Company, Federated
                            Global Investment Management Corp.
                            and Passport Research, Ltd.

Lawrence D. Ellis, M.D.*    Principal Occupations: Director or       NA            $148,500
Birth Date: October 11,     Trustee of the Federated Fund
1932                        Complex; Professor of Medicine,
3471 Fifth Avenue           University of Pittsburgh; Medical
Suite 1111                  Director, University of Pittsburgh
Pittsburgh, PA              Medical Center Downtown;
TRUSTEE                     Hematologist, Oncologist and
Began serving: August       Internist, University of
1987                        Pittsburgh Medical Center.

                            Other Directorships Held: Member,
                            National Board of Trustees,
                            Leukemia Society of America.

                            Previous Positions: Trustee,
                            University of Pittsburgh;
                            Director, University of Pittsburgh
                            Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp. + Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
Name                        Principal Occupation(s) for Past      Aggregate        Total
Birth Date                  Five Years,                         Compensation    Compensation
Address                     Other Directorships Held and          From Fund    From Trust and
Positions Held with Trust   Previous Position(s)                               Federated Fund
Date Service Began                                                                Complex

Thomas G. Bigley            Principal Occupation: Director or        NA           $163,350
Birth Date: February 3,     Trustee of the Federated Fund
1934                        Complex.
15 Old Timber Trail
Pittsburgh, PA              Other Directorships Held:
TRUSTEE                     Director, Member of Executive
Began serving: October      Committee, Children's Hospital of
1995                        Pittsburgh; Director, University
                            of Pittsburgh.

                            Previous Position: Senior Partner,
                            Ernst & Young LLP.

John T. Conroy, Jr.         Principal Occupations: Director or       NA           $163,350
Birth Date: June 23, 1937   Trustee of the Federated Fund
Investment Properties       Complex; Chairman of the Board,
Corporation                 Investment Properties Corporation;
3838 North Tamiami Trail    Partner or Trustee in private real
Suite 402                   estate ventures in Southwest
Naples, FL                  Florida.
TRUSTEE
Began serving: November     Previous Positions: President,
1991                        Investment Properties Corporation;
                            Senior Vice President, John R.
                            Wood and Associates, Inc.,
                            Realtors; President, Naples
                            Property Management, Inc. and
                            Northgate Village Development
                            Corporation.

Nicholas P. Constantakis    Principal Occupation: Director or        NA           $163,350
Birth Date: September 3,    Trustee of the Federated Fund
1939                        Complex.
175 Woodshire Drive
Pittsburgh, PA              Other Directorships Held: Director
TRUSTEE                     and Member of the Audit Committee,
Began serving: February     Michael Baker Corporation
1998                        (engineering and energy services
                            worldwide).

                            Previous Position: Partner,
                            Andersen Worldwide SC.

John F. Cunningham          Principal Occupation: Director or        NA           $148,500
Birth Date: March 5, 1943   Trustee of the Federated Fund
353 El Brillo Way           Complex.
Palm Beach, FL
DIRECTOR                    Other Directorships Held:
Began serving: January      Chairman, President and Chief
1999                        Executive Officer, Cunningham &
                            Co., Inc. (strategic business
                            consulting); Trustee Associate,
                            Boston College.

                            Previous Positions: Director,
                            Redgate Communications and EMC
                            Corporation (computer storage
                            systems); Chairman of the Board
                            and Chief Executive Officer,
                            Computer Consoles, Inc.; President
                            and Chief Operating Officer, Wang
                            Laboratories; Director, First
                            National Bank of Boston; Director,
                            Apollo Computer, Inc.

Peter E. Madden             Principal Occupation: Director or        NA           $148,500
Birth Date: March 16,       Trustee of the Federated Fund
1942                        Complex.
One Royal Palm Way
100 Royal Palm Way          Other Directorships Held: Board of
Palm Beach, FL              Overseers, Babson College.
TRUSTEE
Began serving: November     Previous Positions:
1991                        Representative, Commonwealth of
                            Massachusetts General Court;
                            President, State Street Bank and
                            Trust Company and State Street
                            Corporation (retired);
                            Director, VISA USA and VISA
                            International; Chairman and
                            Director, Massachusetts
                            Bankers Association; Director,
                            Depository Trust
                            Corporation; Director,
                            The Boston Stock Exchange.

Charles F. Mansfield, Jr.   Principal Occupations: Director or       NA           $163,350
Birth Date: April 10,       Trustee of the Federated Fund
1945                        Complex; Management Consultant;
80 South Road               Executive Vice President, DVC
Westhampton Beach, NY       Group, Inc. (marketing,
TRUSTEE                     communications and technology)
Began serving: January      (prior to 9/1/00).
2000
                            Previous Positions: Chief
                            Executive Officer, PBTC
                            International Bank; Partner,
                            Arthur Young & Company
                            (now Ernst & Young LLP);
                            Chief Financial Officer of
                            Retail Banking Sector,
                            Chase Manhattan Bank; Senior
                            Vice President, HSBC
                            Bank USA (formerly, Marine
                            Midland Bank); Vice
                            President, Citibank; Assistant
                            Professor of Banking
                            and Finance, Frank G. Zarb
                            School of Business,
                            Hofstra University.

John E. Murray, Jr.,        Principal Occupations: Director or       NA           $178,200
J.D., S.J.D.                Trustee, and Chairman of the Board
Birth Date: December 20,    of Directors or Trustees, of the
1932                        Federated Fund Complex; Chancellor
Chancellor, Duquesne        and Law Professor, Duquesne
University                  University; Partner, Murray, Hogue
Pittsburgh, PA              & Lannis.
CHAIRMAN AND TRUSTEE
Began serving: February     Other Directorships Held:
1995                        Director, Michael Baker Corp.
                            (engineering, construction,
                            operations and technical services).

                            Previous Positions: President,
                            Duquesne University; Dean and
                            Professor of Law, University of
                            Pittsburgh School of Law; Dean and
                            Professor of Law, Villanova
                            University School of Law.

Marjorie P. Smuts           Principal Occupations:  Director         NA           $148,500
Birth Date: June 21, 1935   or Trustee of the Federated Fund
4905 Bayard Street          Complex; Public
Pittsburgh, PA              Relations/Marketing
TRUSTEE                     Consultant/Conference Coordinator.
Began serving: January
1986                        Previous Positions: National
                            Spokesperson, Aluminum Company of
                            America; television producer;
                            President, Marj Palmer Assoc.;
                              Owner, Scandia Bord.

John S. Walsh               Principal Occupations:  Director         NA           $148,500
Birth Date: November 28,    or Trustee of the Federated Fund
1957                        Complex; President and Director,
2604 William Drive          Heat Wagon, Inc. (manufacturer of
Valparaiso, IN              construction temporary heaters);
TRUSTEE                     President and Director,
Began serving: January      Manufacturers Products, Inc.
2000                        (distributor of portable
                            construction heaters); President,
                            Portable Heater Parts, a division
                            of Manufacturers Products, Inc.

                            Previous Position: Vice President,
                            Walsh & Kelly, Inc.

James F. Will               Principal Occupations:  Vice            NA              $0
Birth Date:  October 12,    Chancellor and President, Saint
1938                        Vincent College.
Saint Vincent College
Latrobe, PA                 Other Directorships Held:
TRUSTEE                     Alleghany Corporation.
Began serving: April 2006
                            Previous Positions: Chairman,
                            President and Chief Executive
                            Officer, Armco, Inc.; President
                            and Chief Executive Officer,
                            Cyclops Industries; President and
                            Chief Operating Officer, Kaiser
                            Steel Corporation.

+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

OFFICERS**


Name                                    Principal Occupation(s) and Previous Position(s)
Birth Date
Address
Positions Held with Trust
Date Service Began
John W. McGonigle                       Principal Occupations: Executive Vice President
Birth Date: October 26, 1938            and Secretary of the Federated Fund Complex; Vice
EXECUTIVE VICE PRESIDENT AND            Chairman, Executive Vice President, Secretary and
SECRETARY                               Director, Federated Investors, Inc.
Began serving: January 1986
                                        Previous Positions: Trustee, Federated Investment
                                        Management Company and Federated Investment
                                        Counseling; Director, Federated Global Investment
                                        Management Corp., Federated Services Company and
                                        Federated Securities Corp.


Brian P. Bouda                          Principal Occupations: Senior Vice President and
Birth Date:  February 28, 1947          Chief Compliance Officer of the Federated Fund
SENIOR VICE PRESIDENT                   Complex; Vice President and Chief Compliance
Began serving, January 2006             Officer of Federated Investors, Inc.; and Chief
                                        Compliance Officer of its subsidiaries. Mr. Bouda
                                        joined Federated in 1999 and is a member of the
                                        American Bar Association and the State Bar
                                        Association of Wisconsin.

Richard B. Fisher                       Principal Occupations: Vice Chairman or Vice
Birth Date: May 17, 1923                President of some of the Funds in the Federated
VICE PRESIDENT                          Fund Complex; Vice Chairman, Federated Investors,
Began serving: January 1986             Inc.; Chairman, Federated Securities Corp.

                                        Previous Positions: President and Director or
                                        Trustee of some of the Funds in the Federated Fund
                                        Complex; Executive Vice President, Federated
                                        Investors, Inc. and Director and Chief Executive
                                        Officer, Federated Securities Corp.

Richard A. Novak                        Principal Occupations: Principal Financial Officer
Birth Date: December 25, 1963           and Treasurer of the Federated Fund Complex;
TREASURER                               Senior Vice President, Federated Administrative
Began serving: January 2006             Services. ; Financial and Operations Principal for
                                        Federated Securities Corp., Edgewood Services,
                                        Inc. and Southpointe Distribution Services, Inc.;
                                        Senior Vice President and Controller of Federated
                                        Investors, Inc.

                                        Previous Positions: Vice President, Finance of
                                        Federated Services Company; held various financial
                                        management positions within The Mercy Hospital of
                                        Pittsburgh; Auditor, Arthur Andersen & Co.

                                        Principal Occupations: Chief Investment Officer of
Stephen F. Auth                         this Fund and various other Funds in the Federated
Birth Date:  September 3, 1956          Fund Complex; Executive Vice President, Federated
CHIEF INVESTMENT OFFICER                Investment Counseling, Federated Global Investment
Began serving: May 2004                 Management Corp., Federated Equity Management
                                        Company of Pennsylvania and Passport Research II,
                                        Ltd. (Investment advisory subsidiary of
                                        Federated).

                                        Previous Positions: Executive Vice President,
                                        Federated Investment Management Company, and
                                        Passport Research, Ltd. (Investment advisory
                                        subsidiary of Federated); Senior Vice President,
                                        Global Portfolio Management Services Division;
                                        Senior Vice President, Federated Investment
                                        Management Company and Passport Research, Ltd.;
                                        Senior Managing Director and Portfolio Manager,
                                        Prudential Investments.

Robert J. Ostrowski                     Principal Occupations:  Robert J. Ostrowski joined
Birth Date: April 26, 1963              Federated in 1987 as an Investment Analyst and
CHIEF INVESTMENT OFFICER                became a Portfolio Manager in 1990. He was named
Began serving: May 2004                 Chief Investment Officer of taxable fixed income
                                        products in 2004 and also serves as a Senior
                                        Portfolio Manager. He has been a Senior Vice
                                        President of the Fund's Adviser since 1997. Mr.
                                        Ostrowski is a Chartered Financial Analyst. He
                                        received his M.S. in Industrial Administration
                                        from Carnegie Mellon University.

Joseph M. Balestrino                    Joseph M. Balestrino is Vice President of the
Birth Date: November 3, 1954            Trust. Mr. Balestrino joined Federated in 1986 and
VICE PRESIDENT                          has been a Senior Portfolio Manager and Senior
Began serving: November 1998            Vice President of the Fund's Adviser since 1998.
                                        He was a Portfolio Manager and a Vice President of
                                        the Fund's Adviser from 1995 to 1998. Mr.
                                        Balestrino served as a Portfolio Manager and an
                                        Assistant Vice President of the Adviser from 1993
                                        to 1995. Mr. Balestrino is a Chartered Financial
                                        Analyst and received his Master's Degree in Urban
                                        and Regional Planning from the University of
                                        Pittsburgh.

Randall S. Bauer                        Randall S. Bauer is Vice President of the Trust.
Birth Date: November 16, 1957           Mr. Bauer joined Federated in 1989 and has been a
VICE PRESIDENT                          Portfolio Manager and a Vice President of the
Began serving: November 2004            Fund's Adviser since 1994. Mr. Bauer is a
                                        Chartered Financial Analyst and received his
                                        M.B.A. in Finance from the Pennsylvania State
                                        University.

John L. Nichol                          John L. Nichol is Vice President of the Trust. Mr.
Birth Date: May 21, 1963                Nichol joined Federated in September 2000 as an
VICE PRESIDENT                          Assistant Vice President/Senior Investment
Began serving: May 2004                 Analyst. He has been a Portfolio Manager since
                                        December 2000 and was named a Vice President of
                                        the Fund's Adviser in July 2001. Mr. Nichol served
                                        as a portfolio manager and analyst for the Public
                                        Employees Retirement System of Ohio from 1992
                                        through August 2000. Mr. Nichol is a Chartered
                                        Financial Analyst. He received has M.B.A. with an
                                        emphasis in Finance and Management and Information
                                        Science from the Ohio State University.

**    Officers do not receive any compensation from the Fund.

COMMITTEES OF THE BOARD
Board        Committee                Committee Functions                        Meetings
Committee    Members                                                                Held
                                                                                 During
                                                                                    Last
                                                                                 Fiscal
                                                                                    Year
Executive    John F. Donahue          In between meetings of the full Board, the    Six
             John E. Murray,          Executive Committee generally may exercise
             Jr., J.D., S.J.D.        all the powers of the full Board in the
                                      management and direction of the business
                                      and conduct of the affairs of the Trust in
                                      such manner as the Executive Committee
                                      shall deem to be in the best interests of
                                      the Trust. However, the Executive
                                      Committee cannot elect or remove Board
                                      members, increase or decrease the number
                                      ofTrustees, elect or remove any Officer,
                                      declare dividends, issue shares or
                                      recommend to shareholders any action
                                      requiring shareholder approval.
Audit        Thomas G. Bigley         The purposes of the Audit Committee are to   Twelve
             John T. Conroy, Jr.      oversee the accounting and financial
             Nicholas P.              reporting process of the Fund, the Fund`s
             Constantakis             internal control over financial reporting,
             Charles F.               and the quality, integrity and independent
             Mansfield, Jr.           audit of the Fund`s financial statements.
                                      The Committee also oversees or assists the
                                      Board with the oversight of compliance
                                      with legal requirements relating to those
                                      matters, approves the engagement and
                                      reviews the qualifications, independence
                                      and performance of the Fund`s independent
                                      registered public accounting firm, acts as
                                      a liaison between the independent
                                      registered public accounting firm and the
                                      Board and reviews the Fund`s internal
                                      audit function.
Nominating   Thomas G. Bigley         The Nominating Committee, whose members       One
             John T. Conroy, Jr.      consist of all Independent Trustees,
             Nicholas P.              selects and nominates persons for election
             Constantakis             to the Fund`s Board when vacancies occur.
             John F. Cunningham       The Committee will consider candidates
             Peter E. Madden          recommended by shareholders, Independent
             Charles F.               Trustees, officers or employees of any of
             Mansfield, Jr.           the Fund`s agents or service providers and
             John E. Murray, Jr.      counsel to the Fund. Any shareholder who
             Marjorie P. Smuts        desires to have an individual considered
             John S. Walsh            for nomination by the Committee must
             James F. Will            submit a recommendation in writing to the
                                      Secretary of the Fund, at the Fund's
                                      address appearing on the back cover of
                                      this Statement of Additional Information.
                                      The recommendation should include the name
                                      and address of both the shareholder and
                                      the candidate and detailed information
                                      concerning the candidate's qualifications
                                      and experience. In identifying and
                                      evaluating candidates for consideration,
                                      the Committee shall consider such factors
                                      as it deems appropriate. Those factors
                                      will ordinarily include: integrity,
                                      intelligence, collegiality, judgment,
                                      diversity, skill, business and other
                                      experience, qualification as an
                                      "Independent Trustee," the existence of
                                      material relationships which may create
                                      the appearance of a lack of independence,
                                      financial or accounting knowledge and
                                      experience, and dedication and willingness
                                      to devote the time and attention necessary
                                      to fulfill Board responsibilities.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005

Interested                         Dollar Range of          Aggregate
Board Member Name                    Shares Owned        Dollar Range of
                                  in Federated Real      Shares Owned in
                                   Return Bond Fund    Federated Family of
                                                       Investment Companies
John F. Donahue                          None             Over $100,000
J. Christopher Donahue                   None             Over $100,000
Lawrence D. Ellis, M.D.                  None             Over $100,000

Independent
Board Member Name

Thomas G. Bigley                         None             Over $100,000
John T. Conroy, Jr.                      None             Over $100,000
Nicholas P. Constantakis                 None             Over $100,000
John F. Cunningham                       None             Over $100,000
Peter E. Madden                          None             Over $100,000
Charles F. Mansfield, Jr.                None             Over $100,000
John E. Murray, Jr., J.D.,               None             Over $100,000
S.J.D.
Marjorie P. Smuts                        None             Over $100,000
John S. Walsh                            None             Over $100,000
James F. Will                            None                  None

INVESTMENT ADVISER
------------------------------------------------------------------------------
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


Portfolio Manager Information
The following information about the Fund's Portfolio Manager is provided as of the Fund's most recently completed fiscal year.

 Other Accounts Managed by                 Total Number of Other
 Don Ellenberger                             Accounts Managed/
                                               Total Assets*
 Registered Investment Companies        8 funds / $1,262.24 million
 Other Pooled Investment Vehicles                    0
 Other Accounts                         14 accounts / $448.38 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund: None

Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis versus the Fund's benchmark (i.e., Lehman Brothers Treasury Inflation Protection Securities Index), and on a rolling 3 and 5 calendar year pre-tax total return basis versus a designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. In addition, Donald Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

In addition, Mr. Ellenberger was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.


Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.


Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report
A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten issuer exposures and percentage breakdowns of the portfolio by effective maturity range and type of security.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee             Average Aggregate Daily
                                  Net Assets of the Federated Funds
0.150 of 1%                             on the first $5 billion
0.125 of 1%                             on the next $5 billion
0.100 of 1%                             on the next $10 billion
0.075 of 1%                             on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.


HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

 Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.


YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.


WHO IS FEDERATED INVESTORS, INC.?

Federated and its subsidiaries are dedicated to providing you with world-class investment management. With offices in Pittsburgh, New York City and Frankfurt, Federated is a firm with independent research, product breadth and industry standing.

Federated seeks to achieve superior and sustainable investment performance for a broad array of global clients through a disciplined investment process and an information advantage created by proprietary fundamental research. Federated is distinctive in our disciplined process that integrates proprietary research with trading and portfolio management.


FEDERATED FUNDS OVERVIEW

Equities
As of December 31, 2005, Federated managed 35 equity funds totaling approximately $26.0 billion in assets across growth, value, equity income, international, index and sector allocation styles.


Taxable Fixed Income
As of December 31, 2005, Federated managed 33 taxable bond funds including: high-yield, multi-sector, mortgage-backed, U.S. government, U.S. corporate and international, with assets approximating $16.0 billion.


Tax Free Fixed Income
As of December 31, 2005, Federated managed 15 municipal bond funds with approximately $3.1 billion in assets and 22 municipal money market funds with approximately $27.6 billion in total assets.


Money Market Funds
As of December 31, 2005, Federated managed $145.3 billion in assets across 53 money market funds, including 18 government, 12 prime, 22 municipal and 1 euro-denominated with assets approximating $54.9 billion, $62.6 billion, $27.6 billion and $113.8 million.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Stephen F. Auth, CFA, for Global Equity; Robert J. Ostrowski, CFA, for Taxable Fixed Income; Mary Jo Ochson, CFA, for Tax Free Fixed Income; and Deborah A. Cunningham, CFA, for Money Market Funds.


INVESTMENT RATINGS


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES

FEDERATED REAL RETURN BOND FUND

Class A Shares
Class C Shares
Institutional Shares
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

APPENDIX

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:


CUSTODIAN
State Street Bank and Trust Company

SECURITIES LENDING AGENT
Citigroup

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP

LEGAL COUNSEL
Reed Smith LLP
Dickstein, Shapiro, Morin & Oshinsky, LLP

SERVICE PROVIDERS
Bloomberg
Factset
Institutional Shareholder Services, Inc.
Wilshire Associates, Inc.

SECURITY PRICING SERVICES
FT Interactive Data
Reuters

RATINGS AGENCIES
Standard & Poor's

PERFORMANCE REPORTING/PUBLICATIONS
Fidelity Strategic Advisors
Lipper
Morningstar
NASDAQ
Value Line
Wiesenberger/Thomson Financial

OTHER
Investment Company Institute
Astec Consulting Group, Inc.

PART C.     OTHER INFORMATION.

Item 23.    Exhibits:
(a)   (i)      Conformed copy of Restatement and Amendment #8 to the Declaration of Trust of the Registrant; (13)
      (ii)     Conformed copy of Amendment No. 9 to the Restated and
               Amended Declaration of Trust of the Registrant; (14)
      (iii)    Conformed copy of Amendment No. 10 to the Declaration
               of Trust of the Registrant; (14)
      (iv)     Conformed copy of Amendment No. 11 to the Declaration
               of Trust of the Registrant; (16)
      (v)      Conformed copy of Amendment No. 12 to the Declaration
               of Trust of the Registrant; (17)
      (vi)     Conformed copy of Amendment No. 13 to the Declaration
               of Trust of the Registrant; (20)
      (vii)    Conformed copy of Amendment No. 14 to the Declaration
               of Trust of the Registrant; (+)
(b)   (i)      Copy of Amended and Restated By-Laws of the Registrant; (6)
      (ii)     Copy of Amendment No. 4 to the By-Laws of the Registrant; (11)
      (iii)    Copy of Amendment No. 5 to the By-Laws of the Registrant; (11)
      (iv)     Copy of Amendment No. 6 to the By-Laws of the Registrant; (11)
      (v)      Copy of Amendment No. 7 to the By-Laws of the Registrant; (11)
      (vi)     Copy of Amendment No. 8 to the By-Laws of the Registrant; (15)
      (vii)    Copy of Amendment No. 9 to the By-Laws of the Registrant; (16)
      (viii)   Copy of Amendment No. 10 to the By-Laws of the Registrant; (20)
      (vix)    Copy of Amendment No. 11 to the By-Laws of the Registrant; (22)
(c) Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (8)
(d)   (i)      Conformed copy of Investment Advisory Contract of
               the Registrant (including Exhibit A); (12)
      (ii)     Conformed copy of Exhibit B to the Investment
               Advisory Contract of the Registrant; (12)
      (iii)    Conformed copy of Exhibit C to the Investment
               Advisory Contract of the Registrant; (14)
      (iv)     Conformed copy of Exhibit D to the Investment
               Advisory Contract of the Registrant; (16)
      (v)      Conformed copy of Amendment to Investment Advisory
               Contract of Registrant; (13)
      (vi)     Conformed copy of Investment Advisory Contract of the
               Registrant (Federated Capital Income Fund only); (15)
      (vii)    Conformed copy of Assignment of Investment Advisory
               contract of the Registrant (Federated Capital Income
               Fund only); (16)
      (viii)   Conformed copy of the Sub-Advisory Agreement
               including Exhibit A of the Registrant (Federated
               Capital Income Fund only); (16)
      (ix)     Conformed copy of Assignment of Investment Advisory
               Contract of the Registrant (Federated Muni and Stock
               Advantage Fund only); (16)
      (x)      Conformed copy of Sub-Advisory Agreement including
               Exhibit A of the Registrant (Federated Muni and Stock
               Advantage Fund only); (16)
(e)   (i)      Conformed copy of Distributor's Contract of the
               Registrant (including Exhibits A and B); (12)
      (ii)     Conformed copy of Exhibit C to Distributor's Contract
               of the Registrant; (8)
      (iii)    Conformed copy of Exhibit D to Distributor's Contract
               of the Registrant; (8)
      (iv)     Conformed copy of Exhibit E to the Distributor's
               Contract of the Registrant; (14)
      (v)      Conformed copy of Exhibit F to the Distributor's
               Contract of the Registrant; (14)
      (vi)     Conformed copy of Exhibit G to the Distributor's
               Contract of the Registrant; (15)
      (vii)    Conformed copy of Exhibit H to the Distributor's
               Contract of the Registrant; (15)
      (viii)   Conformed copy of Exhibit I to the Distributor's
               Contract of the Registrant; (15)
      (ix)     Conformed copy of Exhibit J, Exhibit K, Exhibit L and
               Exhibit M to the Distributor's Contract of the
               Registrant; (16)
      (x)      Conformed copy of Amendment to Distributor's Contract
               of Registrant; (13)
      (xi)     Conformed copy of Amendment
               dated October 01, 2003 to Distributor's Contract of
               the Registrant (16)
      (xii)    Conformed copy of Distributor's Contract of the
               Registrant (Class B Shares of Federated Capital
               Income Fund only); (15)
      (xiii)   The Registrant hereby incorporates the conformed copy
               of the specimen Mutual Funds Sales and Service
               Agreement; Mutual Funds Service Agreement; and
               Plan/Trustee Mutual Funds Service Agreement from Item
               24(b)(6)(ii)-(iv) of the Cash Trust Series II
               Registration Statement on Form N-1A, filed with the
               Commission on July 24, 1995 (File Nos. 33-38550 and
               811-6269);
(f)   Not applicable;
(g)   (i)      Conformed copy of Custodian Agreement of the
               Registrant; (10) (ii) Conformed copy of Custodian Fee
               Schedule; (11) (iii) Conformed copy of Amendment to
               Custodian Contract; (13)
(h)   (i)      Conformed copy of Amended and Restated Agreement
               for Fund Accounting Services, Administrative
               Services, Transfer Agency Services and Procurement;
               (11)
      (ii)     The Registrant hereby incorporates the conformed copy
               of Amendment No. 2 to the Amended & Restated
               Agreement for Fund Accounting Services,
               Administrative Services, Transfer Agency Services and
               Custody Services Procurement from Item 23 (h)(v) of
               the Federated U.S. Government Securities: 2-5 Years
               Registration Statement on Form N-1A, filed with the
               Commission on March 30, 2004. (File Nos.2-75769 and
               811-3387);
      (iii)    The Registrant hereby incorporates the conformed copy
               of Amendment No. 3 to the Amended & Restated
               Agreement for Fund Accounting Services,
               Administrative Services, Transfer Agency Services and
               Custody Services Procurement from Item 23 (h)(v) of
               the Federated U.S. Government Securities: 2-5 Years
               Registration Statement on Form N-1A, filed with the
               Commission on March 30, 2004. (File Nos. 2-75769 and
               811-3387);
      (iv)     The responses and exhibits described in Item
               23(e)(xiii) are hereby incorporated by reference;
      (v)      The Registrant hereby incorporates the conformed copy
               of the Second Amended and Restated Services
               Agreement, with attached Schedule 1 revised 6/30/04,
               from Item 22(h)(vii) of the Cash Trust Series, Inc.
               Registration Statement on Form N-1A, filed with the
               Commission on July 29, 2004. (File Nos. 33-29838 and
               811-5843);
      (vi)     The Registrant hereby incorporates the conformed copy
               of the Financial Administration and Accounting
               Services Agreement, with attached Exhibit A revised
               6/30/04, from Item 22(h)(viii) of the Cash Trust
               Series, Inc. Registration Statement on Form N-1A,
               filed with the Commission on July 29, 2004. (File
               Nos. 33-29838 and 811-5843);
      (vii)    The Registrant hereby incorporates by reference the
               conformed copy of the Agreement for Administrative
               Services, with Exhibit 1 and Amendments 1 and 2 attached,
               between Federated Administrative Services and the
               Registrant from Item 22(h)(iv) of the Federated Total
               Return Series, Inc. Registration Statement on Form N-1A,
               filed with the Commission on November 29, 2004. (File
               Nos. 33-50773 and 811-7115);
      (viii)   The Registrant hereby incorporates the conformed copy
               of Transfer Agency and Service Agreement between the
               Federated Funds and State Street Bank and Trust
               Company from Item 23(h)(ix)of the Federated Stock
               Trust Registration Statement on Form N-1A, filed with
               the Commission on December 29, 2005. (File Nos.
               2-75756 and 811-3385);
      (vix)    The Registrant hereby incorporates by reference the
               conformed copy of Amendment No. 3 to the Agreement for
               Administrative Services between Federated Administrative
               Services Company and the Registrant dated June 1, 2005,
               from Item 23 (h) (ii) of the Cash Trust Series, Inc.
               Registration Statement on Form N-1A, filed with the
               Commission on July 27, 2005. (File Nos. 33-29838 and
               811-5843);
(i)   Conformed copy of Opinion and Consent of Counsel as
      to legality of shares being registered; (13)
(j)   Conformed copy of Consent of Independent Registered
      Public Accounting Firm; (23)
(k)   Not applicable;
(l)   Not applicable;
(m)   (i)      Conformed copy of Distribution Plan of the
               Registrant (including Exhibits A through E); (20)
      (ii)     The responses described in Item 23(e)(xiii) are
               hereby incorporated by reference;
(n)   The Registrant hereby incorporates the Copy of the Multiple
      Class Plan and attached Exhibits from Item (n) of the
      Federated Equity Income Fund, Inc. Registration Statement on
      Form N-1A, filed with the Commission on January 27, 2006.
      (File Nos. 33-6901 and 811-4743)
(o)   (i)      Conformed copy of Power of Attorney of the Registrant;
               (12)
      (ii)     Conformed copy of Power of Attorney of Chief
               Investment
               Officer of the Registrant; (13)
      (iii)    Conformed copy of Power of Attorney of Trustees of
               the Registrant; (13)
      (iv)     Conformed copy of Power of Attorney of Chief
               Financial Officer of the Registrant; (23)
      (v)      Conformed copy of Power of Attorney of John F.
               Donahue (Trustee) of the Registrant;(23)
(p)   (i)      The Registrant hereby incorporates the copy of
               the Code of Ethics for Access Persons from Item 22
               (p) of the Money Market Obligations Trust
               Registration Statement on Form N-1A filed with the Commission on February 26, 2004 (File Nos. 33-31602 and 811-5950);
      (ii)     The Registrant hereby incorporates the conformed copy
               of the Federated Investors, Inc. Code of Ethics for
               Access Persons, effective 1/1/2005, from Item 23(p) of the Federated Total Return Series, Inc.
               Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
      (iii) The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for
              Access Persons, effective 1/1/2005, from Item 23(p) of the Money Market Obligations Trust Registration
              Statement on Form N-1A, filed with the Commission on February 25, 2005. (File Nos.
              33-31602 and 811-5950);

+     All exhibits are being filed electronically.
6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed April 30, 1993. (File Nos. 33-3164 and 811-4577).
8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed June 7, 1994. (File Nos. 33-3164 and 811-4577).
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed June 23, 1995. (File Nos. 33-3164 and 811-4577).
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed June 29, 1998. (File Nos. 33-3164 and 811-4577).
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed August 26, 1999. (File Nos. 33-3164 and 811-4577).
13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed June 26, 2002. (File Nos. 33-3164 and 811-4577).
14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed May 29, 2003. (File Nos. 33-3164 and 811-4577).
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed June 30, 2003. (File Nos. 33-3164 and 811-4577).
16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 42 on Form N-1A filed January 30, 2004. (File Nos. 33-3164 and 811-4577).
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed March 31, 2004. (File Nos. 33-3164 and 811-4577).
20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-1A filed October 15, 2004. (File Nos. 33-3164 and 811-4577).
21.   Response is incorporated by reference to Registrant's
      Post-Effective Amendment No. 54 on Form N-1A filed June 28, 2005. (File Nos. 33-3164 and 811-4577).
22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 55 on Form N-1A filed November 23, 2005. (File Nos. 33-3164 and 811-4577).
23.   Response is incorporated
      by reference to Registrant's Post-Effective Amendment No. 55 on Form N-1A filed January 27, 2006. (File Nos. 33-3164 and 811-4577).

Item 24.    Persons Controlled by or Under Common Control with the Fund:
            ------------------------------------------------------------

            None

Item 25.    Indemnification: (4)
            ---------------

Item 26.    Business and Other Connections of Investment Adviser:

For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer and Trustee:       John B. Fisher

Vice Chairman:                                        William D. Dawson, III

Senior Vice Presidents:                               J. Scott Albrecht
                                                      Joseph M. Balestrino
                                                      Jonathan C. Conley
                                                      Deborah A. Cunningham
                                                      Mark E. Durbiano
                                                      Donald T. Ellenberger
                                                      Susan R. Hill
                                                      Robert M. Kowi
                                                      Jeffrey A. Kozemchak
                                                      Mary Jo Ochson
                                                      Robert J. Ostrowski
                                                      Richard Tito
                                                      Paige Wilhelm
Vice Presidents:                                      Todd A. Abraham
                                                      Randall S. Bauer
                                                      Nancy J.Belz
                                                      G. Andrew Bonnewell
                                                      Karol Crummie
                                                      Lee R. Cunningham, II
                                                      B.Anthony Delserone,Jr.
                                                      William Ehling
                                                      Eamonn G. Folan
                                                      Richard J. Gallo
                                                      John T. Gentry
                                                      Kathyrn P. Glass
                                                      Patricia L. Heagy
                                                      William R. Jamison
                                                      Nathan H. Kehm
                                                      John C. Kerber
                                                      J. Andrew Kirschler
                                                      Marian R. Marinack
                                                      Kevin McCloskey
                                                      John W. McGonigle
                                                      Natalie F. Metz
                                                      Thomas J. Mitchell
                                                      Joseph M. Natoli
                                                      Bob Nolte
                                                      Mary Kay Pavuk
                                                      Jeffrey A. Petro
                                                      John Polinski
                                                      Ihab L. Salib
                                                      Roberto Sanchez-Dahl, Sr.
                                                      John Sidawi
                                                      Michael W. Sirianni, Jr.
                                                      Christopher Smith
                                                      Timothy G. Trebilcock
                                                      Paolo H. Valle
                                                      Stephen J. Wagner
                                                      George B. Wright

Assistant Vice Presidents:                            Hanan Callas
                                                      Jerome Conner
                                                      James R. Crea, Jr.
                                                      Richard Cumberledge
                                                      Jason DeVito
                                                      Timothy Gannon
                                                      James Grant
                                                      Tracey L. Lusk
                                                      Ann Manley
                                                      Karl Mocharko
                                                      Joseph Mycka
                                                      Nick Navari
                                                      Gene Neavin
                                                      Liam O'Connell
                                                      Rae Ann Rice
                                                      Brian Ruffner
                                                      Kyle D. Stewart
                                                      Mary Ellen Tesla
                                                      Nichlas S. Tripodes
                                                      Mark Weiss

Secretary:                                            G. Andrew Bonnewell

Treasurer:                                            Thomas R. Donahue


Assistant Treasurer:                                  Denis McAuley, III

The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 27.    Principal Underwriters:

            (a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

                  Cash Trust Series, Inc.; Cash Trust Series II; Federated Adjustable Rate Securities Fund; Federated American Leaders Fund, Inc.; Federated Core Trust; Federated Core Trust II, L.P.; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Municipal Income Fund; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Intermediate Government Fund, Inc. Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Municipal High Yield Advantage Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Premier Intermediate Municipal Income Fund; Federated Premier Municipal Income Fund; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities
                  Fund: 1-3 Years; Federated U.S. Government Securities Fund:
                  2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Edward Jones Money Market Fund and Money Market Obligations Trust.


         (b)

         (1) (2) (3) Positions and Offices Positions and Offices
  With Distributor                  Name                 With Registrant
---------------------         -----------------       ----------------------

Chairman:                     Richard B. Fisher       Vice President

Executive Vice
Vice President, Assistant
Secretary and Director:       Thomas R. Donahue

President and Director:       Thomas E. Territ

Vice President and Director:  Peter J. Germain

Treasurer and Director:       Denis McAuley III

Senior Vice Presidents:       Richard W. Boyd
                              Laura M. Deger
                              Peter W. Eisenbrandt
                              Theodore Fadool, Jr.
                              Christopher Fives
                              James S. Hamilton
                              James M. Heaton
                              Harry J. Kennedy
                              Anne H. Kruczek
                              Amy Michaliszyn
                              Keith Nixon
                              Solon A. Person, IV
                              Colin B. Starks
                              Robert F. Tousignant
                              Paul Uhlman

Vice Presidents:              Irving Anderson
                              Dan Berry
                              John B. Bohnet
                              Edward R. Bozek
                              Jane E. Broeren-Lambesis
                              Bryan Burke
                              Craig Burness
                              David J. Callahan
                              Mark Carroll
                              Dan Casey
                              Scott Charlton
                              Steven R. Cohen
                              James Conley
                              Kevin J. Crenny
                              G. Michael Cullen
                              Beth C. Dell
                              Ron Dorman
                              Donald C. Edwards
                              Lee England
                              Timothy Franklin
                              Jamie Getz
                              Scott Gundersen
                              Dayna C. Haferkamp
                              Raymond J. Hanley
                              Vincent L. Harper, Jr.
                              Bruce E. Hastings
                              Christopher L. Johnston
                              Michael W. Koenig
                              Ed Koontz
                              Christopher A. Layton
                              Michael H. Liss
                              Michael R. Manning
                              Michael Marcin
                              Martin J. McCaffrey
                              Mary A. McCaffrey
                              Richard C. Mihm
                              Chris Milliken
                              Vincent T. Morrow
                              Doris T. Muller
                              Alec H. Neilly
                              Rebecca Nelson
                              James E. Ostrowski
                              Brian PAluso
                              Mark Patsy
                              Thomas A. Peter III
                              Robert F. Phillips
                              Chris Randal
                              Josh Rasmussen
                              Richard A. Recker
                              Christopher Renwick
                              Diane M. Robinson
                              Brian S. Ronayne
                              Timothy A. Rosewicz
                              Thomas S. Schinabeck
                              Edward J. Segura
                              Peter Siconolfi
                              Edward L. Smith
                              John A. Staley
                              Jeffrey A. Stewart
                              Mark Strubel
                              Kevin Stutz
                              William C. Tustin
                              Michael Vahl
                              David Wasik
                              G. Walter Whalen
                              Stephen White
                              Jeff Wick
                              Patrick M. Wiethorn
                              Lewis Williams
                              Edward J. Wojnarowski
                              Michael P. Wolff
                              Erik Zettlemayer

Assistant Vice Presidents:    Lisa A. Toma
                              Robert W. Bauman
                              Charles L. Davis, Jr.
                              William Rose

Secretary:                    C. Todd Gibson

The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

         (c)     Not applicable

Item 28.    Location of Accounts and Records:
            ---------------------------------

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                                Reed Smith LLP
                                          Investment Management
                                          Group (IMG)
                                          Federated Investors Tower
                                          12th Floor
                                          1001 Liberty Avenue
                                          Pittsburgh, PA 15222-3779
                                          (Notices should be sent to the Agent
                                          for service
                                          at the above address)

                                          Federated Investors Funds
                                          5800 Corporate Drive
                                          Pittsburgh, PA 15237-7000

State Street Bank and                     P.O. Box 8600
Trust Company                             Boston, MA 02266-8600
("Custodian, Transfer Agent
and Dividend Disbursing
Agent")

Federated Services Company                Federated Investors Tower
("Administrator")                         1001 Liberty Avenue
                                          Pittsburgh, PA  15222-3779

Federated Equity Management               Federated Investors Tower
Company of Pennsylvania                   1001 Liberty Avenue
("Adviser")                               Pittsburgh, PA 15222-3779


Item 29.    Management Services:  Not applicable.
            --------------------

Item 30     Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to removal of Trustees and the calling of special shareholder meetings by shareholders.

                                      SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED INCOME SECURITIES TRUST, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 22nd day of May, 2006.

                          FEDERATED INCOME SECURITIES TRUST

                  By: /s/ G. Andrew Bonnewell
                  G. Andrew Bonnewell, Assistant Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                       TITLE                  DATE
----                                       -----                  ----

By:   /s/ G. Andrew Bonnewell       Attorney In Fact           May 22, 2006
      G. Andrew Bonnewell           For the Persons
      ASSISTANT SECRETARY           Listed Below

NAME                                       TITLE

John F. Donahue*                         Trustee

J. Christopher Donahue*                  President and
                                         Trustee
                                         (Principal Executive Officer)

Richard A. Novak*                        Treasurer
                                         (Principal Financial Officer)

Stephen F. Auth                          Chief Investment Officer

Thomas G. Bigley*                        Trustee

John T. Conroy, Jr.*                     Trustee

Nicholas P. Constantakis*                Trustee

John F. Cunningham*                      Trustee

Lawrence D. Ellis, M.D.*                 Trustee

Peter E. Madden*                         Trustee

Charles F. Mansfield, Jr.*               Trustee

John E. Murray, Jr., J.D., S.J.D.*       Trustee

Marjorie P. Smuts*                       Trustee

John S. Walsh*                           Trustee
* By Power of Attorney